MERCER FUNDS

SUPPLEMENT

TO THE
PROSPECTUS
DATED JULY 31, 2024, AS SUPPLEMENTED

Mercer Opportunistic Fixed Income Fund
(the “Fund”)

The date of this Supplement is April 15, 2025.

The following changes are made in the Prospectus of Mercer Funds (the “Prospectus”):

The Board of Trustees of Mercer Funds has approved the appointment of Ares Capital Management II LLC (“Ares”), Crescent Capital Group LP (“Crescent”), Pacific Investment Management Company LLC (“PIMCO”), Polen Capital Credit, LLC (“Polen”) and Wellington Management Company LLP (“Wellington”) as subadvisers to Mercer Opportunistic Fixed Income Fund (the “Fund”). Ares, Crescent and Polen are being appointed to replace BlackRock International Limited (“BlackRock”) and Colchester Global Investors Limited (“Colchester”). PIMCO and Wellington are being appointed to replace Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Western Asset Management Company, LLC (“WAMCO”) and Western Asset Management Company Limited (“WAMCL” and together with WAMCO, “Western”). Effective as of the dates noted below, the Prospectus is amended as described below to reflect such subadviser changes, as well as certain other changes.

1. Effective April 15, 2025, all references to BlackRock and Colchester are deleted in their entirety from the Prospectus.

2. Effective April 29, 2025, all references to Loomis Sayles and Western are deleted in their entirety from the Prospectus.

3. Effective April 15, 2025, the Annual Fund Operating Expenses table and Expense Example table in the section of the Prospectus on page 41 titled “Fees and Expenses” are deleted and restated in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.77%	0.77%	0.77%	0.77%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None

Other Expenses(2)	0.09%	0.09%	0.09%	0.09%
Acquired Fund Fees and Expenses(3)	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses(4)	1.50%	1.25%	1.15%	1.00%
Less Fee Waivers(1)	(0.43%)	(0.43%)	(0.43%)	(0.43%)
Net Annual Fund Operating Expenses(4)	1.07%	0.82%	0.72%	0.57%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2025, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include administrative, custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end. The “Other Expenses” shown for Class I are also based on estimated amounts for the Fund’s current fiscal year.

(3)	Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other funds, including business development companies. AFFE are based on estimated amounts for the current fiscal year.

(4)	Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” and “net expenses to average daily net assets”, respectively, provided in the Financial Highlights. The information in the Financial Highlights does not include AFFE, which are included above.

Expense Example

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$109	$432	$778	$1,754
Class I	$84	$354	$645	$1,473
Class Y-2	$74	$323	$591	$1,359
Class Y-3	$58	$276	$511	$1,186

4. Effective May 1, 2025, in connection with the adoption of an additional benchmark performance index for purposes of comparing the Fund’s investment performance, the table in the section of the Prospectus on page 46 titled “Performance of the Fund” is deleted in its entirety and replaced with the following:

Average Annual Total Returns
For the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Mercer Opportunistic Fixed Income Fund – Class Y-3 Shares
Return Before Taxes	2.24%	1.62%	1.94%
Return After Taxes on Distributions	-0.39%	-0.26%	0.57%
Return After Taxes on Distributions and Sale of Fund Shares	1.38%	0.46%	0.90%

Mercer Opportunistic Fixed Income Fund – Class I Shares
	1 Year	Life of Class (Inception June 1, 2023)
Return Before Taxes	2.12%	5.06%
Return After Taxes on Distributions	-0.42%	1.67%
Return After Taxes on Distributions and Sale of Fund Shares	1.30%	2.47%

	1 Year	5 Years	10 Years
Bloomberg U.S. Aggregate Index(1) (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%

ICE BofA Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged(2) (reflects no deduction for fees, expenses, or taxes)	7.46%	2.95%	4.42%

Secondary Index(3) (reflects no deduction for fees, expenses, or taxes)	7.92%	3.44%	4.53%

(1) The Bloomberg U.S. Aggregate Bond Index is the Fund’s new primary benchmark index and measures the performance of securities from the Bloomberg U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index. The Bloomberg U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly. The Fund’s primary benchmark index has been changed in order to comply with regulatory requirements.

(2) Prior to August 1, 2024, the Fund’s primary benchmark index was the ICE BofA Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged, an index that contains all securities in the BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Additionally, index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The index is unmanaged and cannot be invested in directly.

(3) The Fund has selected a secondary index that is a blended benchmark consisting of 33.3% Bloomberg Barclays US High Yield (USD), 33.3% Morningstar LSTA US Leveraged Loan Index, and 33.3% JP Morgan EMBI Global Diversified (USD). The index is unmanaged and cannot be invested in directly.

5. Effective April 15, 2025, the following information relating to Ares, Crescent and Polen as subadvisers to the Fund is hereby added under the section titled “Fund Management – Subadvisers, Sub-Subadvisers and Portfolio Managers” on pages 47-48 of the Prospectus:

Ares Capital Management II LLC (“Ares”)

●	Charles Arduini, Partner and Portfolio Manager in the Ares Credit Group, joined Ares in 2011. Mr. Arduini began managing Ares’ allocated portion of the Fund’s portfolio in April 2025.

●	Seth Brufsky, Partner and Chairman of the Ares Global Liquid Group, joined Ares in 1998. Mr. Brufsky began managing Ares’ allocated portion of the Fund’s portfolio in April 2025.

●	Samantha Milner, Partner and Portfolio Manager in the Ares Global Liquid Credit Group, joined Ares in 2004. Ms. Milner began managing Ares’ allocated portion of the Fund’s portfolio in April 2025.

Crescent Capital Group LP (“Crescent”)

●	John Fekete, Managing Director and Head of Tradeable Credit of Crescent, joined Crescent in 2001. Mr. Fekete began managing Crescent’s allocated portion of the Fund’s portfolio in April 2025.

●	Ross Slusser, Managing Director and Head of Research of Crescent, joined Crescent in 2000. Mr. Slusser began managing Crescent’s allocated portion of the Fund’s portfolio in April 2025.

Polen Capital Credit, LLC (“Polen”)

●	David Breazzano, Head of Team for Credit, Portfolio Manager, joined Polen in 1996. Mr. Breazzano began managing Polen’s allocated portion of the Fund’s portfolio in April 2025.

●	Benjamin Santonelli, Portfolio Manager, joined Polen in 2004. Mr. Santonelli began managing Polen’s allocated portion of the Fund’s portfolio in April 2025.

●	John Sherman, Portfolio Manager, joined Polen in 2007. Mr. Sherman began managing Polen’s allocated portion of the Fund’s portfolio in April 2025.

6. Effective April 15, 2025, all references to Mr. Werner Gey van Pittius of Ninety One North America, Inc. (“Ninety One”), a subadviser to the Fund, are deleted, and the following information relating to Ninety One as a subadviser to the Fund is hereby added under the section titled “Fund Management – Subadvisers, Sub-Subadvisers and Portfolio Managers” on pages 47-48 of the Prospectus:

●	Grant Webster, Co-Head of Emerging Market Sovereign and FX and Portfolio Manager, joined Ninety One’s affiliate, Ninety One UK Ltd. (“Ninety One UK”), in 2011. Mr. Webster began managing Ninety One’s allocated portion of the Fund’s portfolio in April 2025.

7. Effective April 29, 2025, the following information relating to PIMCO and Wellington as subadvisers to the Fund is hereby added under the section titled “Fund Management – Subadvisers, Sub-Subadvisers and Portfolio Managers” on pages 47-48 of the Prospectus:

Pacific Investment Management Company LLC (“PIMCO”)

●	Sonali Pier, Managing Director and Portfolio Manager, joined PIMCO in 2013. Ms. Pier began managing PIMCO’s allocated portion of the Fund’s portfolio in April 2025.

●	Alfred Murata, Managing Director and Portfolio Manager, joined PIMCO in 2001. Mr. Murata began managing PIMCO’s allocated portion of the Fund’s portfolio in April 2025.

●	Jason Duko, Executive Vice President and Portfolio Manager, was at PIMCO from 2011-2018 and rejoined PIMCO in 2023. Mr. Duko began managing PIMCO’s allocated portion of the Fund’s portfolio in April 2025.

●	Charles Watford, Executive Vice President and Portfolio Manager, joined PIMCO in 2007. Mr. Watford began managing PIMCO’s allocated portion of the Fund’s portfolio in April 2025.

Wellington Management Company LLP (“Wellington”)

●	Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington, joined Wellington as a Portfolio Manager in 2000. Mr. Goodman began managing Wellington’s allocated portion of the Fund’s portfolio in April 2025.

●	Robert D. Burn, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington, joined Wellington as a Fixed Income Quantitative Analyst in 2007. Mr. Burn began managing Wellington’s allocated portion of the Fund’s portfolio in April 2025.

8. Effective April 15, 2025, in the section titled “Mercer Opportunistic Fixed Income Fund – The Subadvisers and Sub-Subadvisers” beginning on page 75 of the Prospectus, the following paragraphs relating to Ares, Crescent and Polen, as subadvisers to the Fund, are added:

Ares Capital Management II LLC (“Ares”), with a principal office located at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067, serves as a subadviser to the Fund. Ares is registered as an investment adviser under the Advisers Act. Ares is currently organized as a limited liability company and is wholly owned by Ares Management Corporation.

The allocated portion of the Fund’s portfolio managed by Ares is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Ares’s allocated portion of the Fund’s portfolio are Charles Arduini, Seth Brufsky, and Samantha Milner. Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on alternative credit investments and has been with the firm since 2011. Mr. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Mr. Brufsky joined Ares in 1998. Ms. Milner is a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies as well as Ares multi-asset credit strategies. Ms. Milner joined Ares in 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Ares manages its allocated portion of the Fund’s portfolio by employing a flexible liquid credit strategy that seeks to capitalize on relative value opportunities within the below investment grade corporate and securitized universe through disciplined credit selection and active, tactical asset rotation. Ares seeks to generate alpha for investors by combining its fundamentals-driven research and investment process with a top-down macro-overlay informed by both quantitative and qualitative inputs, as well as prudent risk management. In terms of security selection, Ares’ rigorous research practice seeks to generate attractive returns while minimizing downside risk to preserve investor capital. A proprietary diligence process culminates in a presentation to the tenured Investment Committee, where the analysts prepare a credit memo, financial model, and credit score matrix to inform these discussions, which promote thorough consistent vetting of credit fundamentals and oversight of asset selection process.

From a top-down investment process perspective, monthly Global Asset Allocation Committee meetings, chaired by Ares Quantitative Risk and Research team, serve as the primary forum to formulate macro views that inform portfolio construction and monitoring considerations. The objective of these monthly meetings is to discuss macro drivers impacting leveraged credit markets and establish target allocations for Ares’ global multi-asset credit portfolios. Target portfolio allocations are established across geographies, asset classes, sectors, risk posture and interest rate/yield curve positioning, among other investment themes.

Ares operates an integrated bottom-up and top-down investment framework that seeks to build optimized portfolios where Ares portfolio managers make strategic asset allocation decisions incorporating perspectives on relative value and credit catalysts. Ares targets opportunities within the investable universe that have potential to add alpha to the return profile, while simultaneously providing diversification and other risk management benefits within the context of the broader portfolio.

Crescent Capital Group LP (“Crescent”), with a principal office located at 11100 Santa Monica Blvd, Suite 2000, Los Angeles, CA 90025, serves as a subadviser to the Fund. Crescent is registered as an investment adviser under the Advisers Act. Crescent is currently organized as a limited partnership organized under the laws of the State of Delaware.

Crescent is a majority-owned subsidiary of SLC Management, the institutional alternatives and traditional asset management business of Sun Life Financial Inc. (“Sun Life”). Sun Life, a publicly traded Canadian financial services company, acquired a 51% interest in Crescent in January 2021, with a put/call option for the remaining 49% stake expected to be exercised in 2026. As of December 31, 2024, Crescent employees collectively own the remaining 49% of the firm.

The allocated portion of the Fund’s portfolio managed by Crescent is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Crescent’s allocated portion of the Fund’s portfolio are Mr. Fekete and Mr. Slusser. Mr. Fekete is Managing Director and Head of Tradeable Credit of Crescent and joined Crescent in 2001. Mr. Slusser is Managing Director and Head of Research of Crescent and joined Crescent in 2000.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Security Selection

Crescent employs a fundamental, research-driven investment approach focused on constructing a portfolio of narrowly syndicated credit bonds. The strategy primarily targets below-investment-grade credit with smaller issue sizes, higher yields, and a limited number of holders compared to broadly syndicated credit. Liquidity in this segment may be more constrained; however, the strategy seeks to provide higher yield and comparable volatility to the broadly syndicated market.

The investment philosophy emphasizes capital preservation and high current income, utilizing bottom-up credit analysis to identify issuers with strong cash flows and the ability to service debt obligations. Crescent evaluates credit quality, structural protections, issuer fundamentals, and industry outlook in selecting investments.

Risk Management & Portfolio Diversification

Crescent integrates risk management throughout the investment process, including credit exposure monitoring, liquidity oversight, and issuer-specific risk analysis. The portfolio is diversified across issuers, industries, and credit tiers, ensuring prudent risk control while maintaining exposure to attractive relative value opportunities.

Benchmarking & Performance Alignment

While there is no formal benchmark for this segment of the loan market, the strategy’s performance is evaluated relative to broadly syndicated loans to ensure risk-adjusted return targets are met.

Polen Capital Credit, LLC (“Polen”), with a principal office located at 1075 Main Street, Suite 320, Waltham, MA 02451, serves as a subadviser to the Fund. Polen is registered as an investment adviser under the Advisers Act. Polen is a wholly-owned subsidiary of Polen Capital Management, LLC (Polen Capital), which is an independently controlled, employee-managed firm structured as a limited liability company. The current ownership structure is 72% employees (via Polen Capital Holdings LP), 20% iM Global Partner (passive interest) and 8% Polen Family Holdings (passive interest). Polen Capital employees control 100% of the firm.

The allocated portion of the Fund’s portfolio managed by Polen is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Polen’s allocated portion of the Fund’s portfolio are Mr. Breazzano, Mr. Santonelli, and Mr. Sherman with Messrs. Santonelli and Sherman responsible for security selection and portfolio construction decisions. Mr. Breazzano is Head of Team and Portfolio Manager of Polen and joined Polen in 1996. Mr. Santonelli is a Portfolio Manager of Polen and joined Polen in 2004. Mr. Sherman is a Portfolio Manager of Polen and joined Polen in 2007.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Polen’s investment process attempts to exploit inefficiencies in the high yield credit markets by adhering to a disciplined, bottom-up, fundamentally-oriented investment process with a strict adherence to downside protection. This process applies value investing principles through rigorous research coupled with financial, structural and legal analysis, including a review of bankruptcy law considerations where applicable. The foundation of this investment process is to derive an accurate, real-time valuation of a target company, and only invest in securities of that company’s capital structure that Polen believes offer a significant margin of safety coupled with strong total return potential.

9. Effective April 15, 2025, in the section titled “Mercer Opportunistic Fixed Income Fund – The Subadvisers and Sub-Subadvisers” beginning on page 75 of the Prospectus, the section relating to Ninety One, as a subadviser to the Fund, is deleted and replaced with the following:

Ninety One North America, Inc. (“Ninety One”), with a principal office located at 65 East 55th Street, 30th floor, New York, NY 10022 serves as a subadviser to the Fund.

Ninety One is registered as an investment adviser under the Advisers Act. Ninety One is an indirect, wholly-owned subsidiary of Ninety One plc. The Ninety One Group is dual-listed, comprising Ninety One plc, a public limited company incorporated in England and Wales and Ninety One Limited, a public company incorporated in the Republic of South Africa. Ninety One is listed on the London and Johannesburg Stock Exchanges.

The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Ninety One’s allocated portion of the Fund’s portfolio are Mr. de Klerk and Mr. Webster. In rendering investment advisory services to the Fund, Ninety One relies on a dual hatting agreement with Ninety One UK and Ninety One Pty, pursuant to which certain employees of such affiliates are permitted to provide portfolio management services to Ninety One’s clients (including the Fund). Under the dual hatting agreements, such employees and such affiliates are considered “associated persons,” as that term is defined in the Investment Advisers Act of 1940, as amended, of Ninety One, and the employees are subject to the control and supervision of Ninety One, and to Ninety One’s compliance policies and procedures and code of ethics, in connection with any services they provide to Ninety One’s clients.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Ninety One’s typical investment process combines top-down and bottom-up analysis. The bottom-up process is the key driver of investment decisions and ultimately portfolio performance. Ninety One uses scorecards to create separate rankings of hard currency bonds as well and local currency bonds and currencies. The scores capture a wide range of factors reflecting our assessment of a combination of structural characteristics and cyclical dynamics. The top-down process determines the general outlook for emerging markets and aims to identify different themes in the market. The top-down process comes in at the portfolio construction stage where it provides checks and balances to the bottom-up investment ideas.

10. Effective April 29, 2025, in the section titled “Mercer Opportunistic Fixed Income Fund – The Subadvisers and Sub-Subadvisers” beginning on page 75 of the Prospectus, the following paragraphs relating to PIMCO and Wellington, as subadvisers to the Fund, are added:

Pacific Investment Management Company LLC (“PIMCO”), with a principal office located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a subadviser to the Fund. PIMCO was founded in Newport Beach, California in 1971. PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick.

The allocated portion of the Fund’s portfolio managed by PIMCO is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of PIMCO’s allocated portion of the Fund’s portfolio are Sonali Pier, Alfred Murata, Jason Duko and Charles Watford. Ms. Pier is Managing Director and Portfolio Manager of PIMCO and joined PIMCO in 2013. Mr. Murata is Managing Director and Portfolio Manager of PIMCO and joined PIMCO in 2001. Mr. Duko is Executive Vice President and Portfolio Manager, was at PIMCO from 2011-2018 and rejoined PIMCO in 2023. Prior to rejoining PIMCO in 2023, he was at Ares Management, where he was a partner and portfolio manager. Mr. Watford is Executive Vice President and Portfolio Manager of PIMCO and joined PIMCO in 2007.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

PIMCO manages its allocated portion of the Fund’s portfolio by combining PIMCO’s time-tested top-down allocation process with a rigorous, bottom-up approach to security selection. Within PIMCO’s macroeconomic framework, the multi-sector credit portfolio management team determines the appropriate asset allocation across a broad range of global credit sectors and other fixed income sectors. The team then works closely with sector specialists, including Investment Grade Credit, Emerging Markets, High Yield and Securitized Credit portfolio managers, across the firm’s global offices to determine the best way to gain exposure to specific sectors. In addition to sourcing ideas directly from sector specialists covering various credit sectors, the multi-sector credit team also works closely with individual credit analysts to identify what PIMCO finds are the most attractive individual credits. When vetting new investment ideas, the multi-sector credit team applies both qualitative as well as quantitative screens. Qualitative screens include factors such as consistency with PIMCO’s long-term secular views and fundamental credit risk of an industry. The quantitative screening process includes a relative value assessment or an examination of underlying market technicals affecting an investment idea. New investment ideas are also evaluated on the basis of overall appropriateness and attractiveness versus existing strategy and other competing investment ideas. The team may also generate upside and downside scenarios as well as risk volatility estimates to size trades appropriately, and will determine which available instruments (i.e. cash versus synthetic, or index-based instruments) are optimal for expressing the investment thesis. New investment ideas are decomposed into individual risk factors so that the team can determine which risks are appropriate for the portfolio and which need to be minimized or removed entirely. As part of this process, the team will assess the impact of an investment idea on the overall model portfolio and evaluate whether other existing portfolio positions or hedges need to be modified accordingly. Lastly, the team may establish exit parameters depending on whether an investment is long-term (strategic) or tactical in nature.

Wellington Management Company LLP (“Wellington”), a Delaware limited liability partnership with a principal office located at 280 Congress Street, Boston, Massachusetts 02210, serves as a subadviser to the Fund. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2024, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.24 trillion in assets.

The allocated portion of the Fund’s portfolio managed by Wellington is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Wellington’s allocated portion of the Fund’s portfolio are Mr. Goodman and Mr. Burn. Mr. Goodman, CFA, is Senior Managing Director and Fixed Income Portfolio Manager of Wellington and joined Wellington as a Portfolio Manager in 2000. Mr. Burn, CFA, is Senior Managing Director and Fixed Income Portfolio Manager of Wellington and joined Wellington as a Fixed Income Quantitative Analyst in 2007.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Wellington manages its allocated portion of the Fund’s portfolio according to a disciplined investment process that combines aspects of both top-down portfolio strategy development and sector specialist expertise. The investment decision-making process integrates an analysis of global investment themes, rigorous fundamental economic and quantitative analysis, and specialist research on individual credit sectors with bottom-up security selection. Once the portfolio’s sector allocations have been determined, security selection within the broad sectors is driven by sector specialist portfolio managers through a fundamental, bottom-up investment approach.

Portfolio managers work closely with Wellington’s in-house fixed income credit analysts who conduct proprietary research and make action-oriented recommendations, capitalizing on Wellington’s broad, globally integrated research platform of bond and equity analysts which Wellington believes is essential to adding value. Risk is monitored throughout the investment process and managed at the security, sector, and portfolio level.

11. Effective April 15, 2025, in the section of the Prospectus on page 81 titled “Risks of the Fund”, the following paragraph is added to the “High Yield Securities Risk”:

Additionally, because a Fund may purchase securities that are not rated by any rating organization, a subadviser may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objective will be more dependent on the subadviser’s credit analysis than would be the case when the Fund invests in rated securities.